# BILL OF SALE

DATE: March 12, 2020

This **BILL OF SALE** is from **CENTRAL EUROPEAN DRILLING Kft**, a duly organized Hungarian corporation, whose address is 1139 Budapest, Forgach utca 11-13, Hungary, ("Seller") to **ZION OIL & GAS, INC.**, a Delaware corporation, whose address is 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243, ("Buyer") and is being delivered by Seller to Buyer pursuant to that certain Purchase and Sale Agreement between Seller and Buyer dated March 12, 2020 (the "Agreement").

1. For good and valuable consideration received, Seller hereby sells, transfers, conveys and delivers to Buyer that certain 3H Shanghai JC50-DB-2 Cantilever oil and natural gas drilling rig (Rig Serial # 060510002) (the "Rig") and all related heavy 5" drill pipe (the "Drill Pipe") and other items of equipment and excess inventory (the "Inventory") currently located at a storage yard in Baicoi, Romania and described in Exhibits B-1, B-2 and B-3 hereto, which are incorporated herein by reference.

2. For the same consideration, Seller hereby sells, assigns, transfers and delivers to Buyer all certificates of certification described in Exhibit "C" hereto, which are incorporated herein by reference, and all warranties, associated inventories, data-books, COC's, manuals, files and records containing technical data, support and other information relating to the Rig, Drill Pipe and Inventory [the Rig, Drill Pipe, Inventory and all items described above in this paragraph 2 being collectively hereinafter defined as the "Assets"].

3. Seller, for itself and its respective successors and assigns, does hereby warrant to Buyer and its respective successors and assigns, that the Assets are free and clear of all encumbrances, taxes, debts, liens, mortgages, charges, claims or attachments arising by, through or under Seller, and that Seller will warrant and defend title to the Assets.

**THE ASSETS ARE SOLD "AS IS," "WHERE IS," "WITH ALL FAULTS." EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SELLER MAKES NO WARRANTIES (EXPRESS OR IMPLIED) AND ASSUMES NO RESPONSIBILITY OR LIABILITY REGARDING THE ASSETS, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, COMPLIANCE WITH ANY FOREIGN OR DOMESTIC LAWS, RULES OR REGULATIONS (INCLUDING, BUT NOT LIMITED TO, LAWS, RULES AND REGULATIONS CONCERNING HEALTH, SAFETY AND THE ENVIRONMENT) OR ANY PATENT INFRINGEMENT OR LATENT OR PATENT DEFECTS, AND SELLER SHALL IN NO EVENT BE LIABLE TO BUYER FOR ANY BREACH OF WARRANTY (EXPRESS OR IMPLIED) IN FACT OR IN LAW, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.**

WHA

4. Seller hereby covenants and agrees to (i) execute and deliver at its sole expense such further instruments of transfer and conveyance, documents and certificates as may be reasonably necessary in order to more effectively convey, transfer and assign the Assets to Buyer; (ii) aid and assist in reducing possession of the Assets in and to Buyer; and (iii) consummate any of the transactions contemplated by the Agreement.

5. This Bill of Sale shall bind and benefit any permitted successors and assigns of Seller and Buyer.

6. This Bill of Sale is intended to effectuate the sale and assignment of the Assets pursuant to the Agreement. Nothing herein is intended to supersede or modify any provisions of the Agreement, and to the extent of any conflict or inconsistency between this Bill of Sale and the Agreement, the Agreement shall prevail and govern the rights and obligations of the parties hereto.

EXECUTED as of the date first above written.

**CENTRAL EUROPEAN DRILLING Kft**

By: [signature]
Name: Ahmed H. LoTFY
Title: CEO
Date: MARCH 12, 2020

**AGREED TO AND ACCEPTED:**

**ZION OIL & GAS, INC.**

By: William H. Avery
Name: William H. Avery
Title: President
Date: March 12, 2020